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                                   UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


Date of report (Date of earliest event reported) August 22, 2000 (July 12, 2000)


                             LAREDO INVESTMENT CORP.
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               (Exact Name of Registrant as Specified in Charter)



 NEVADA                           000-27959               77-0517964
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(State or Other Jurisdiction      (Commission             (IRS Employer
of Incorporation)                 File Number)            Identification No.)



SUITE 1450, 1075 WEST
GEORGIA STREET, VANCOUVER, BC, CANADA                                     V6B3C9
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(Address of Principal Executive Offices)                              (Zip Code)


Registrant's telephone number, including area code:               (604) 460-8440
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                                 Not applicable
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         (Former Name or Former Address, if Changes Since Last Report)

Item 2.  Acquisition or Disposition of Assets

         On July 12, 2000, Laredo Investment Corp., (the "Company") acquired all of the outstanding Capital Stock of WST Web Search Technologies Inc., a company incorporated under the laws of the province of Saskatchewan ("WST"). Pursuant to an Acquisition Agreement (the "Agreement") among the Company, WST and Dr. Mengchi Liu, ("Dr. Liu"), the sole shareholder of WST, Dr. Liu sold 100 shares of common stock of WST, which represents 100% of the issued and outstanding common stock of WST, to the Company for consideration consisting of 10,000,000 shares of common stock of the Company. A copy of the Agreement is filed as
Exhibit 2.1 hereto, and such document is incorporated by reference herein.

Item 7.   Financial Statements, Pro Forma Financial Information and Exhibits

          (a) Financial Statement of Business Acquired

                As of the date of filing of this Current Report on Form 8-K, it is impracticable for the Company to provide the financial statements required by this Item 7(a). In accordance with Item 7(a)(4) of Form 8-K, such financial statements shall be filed by amendment to this Form 8-K no later than 60 days after the date this Current Report must be filed.


          (b) Pro Forma Financial Information

                As of the date of filing of this Current Report on Form 8-K, it is impracticable for the Company to provide the pro forma financial information required by this Item 7(b). In accordance with Item 7(b)(2) of Form 8-K, such financial statements shall be filed by amendment to this Form 8-K no later than 60 days after the date this Current Report must be filed.


          (c) Exhibits

         2.1 Acquisition Agreement by and among the Company, WST Web Search Technologies Inc. and Dr. Mengchi Liu.


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






                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

                                             LAREDO INVESTMENT CORP.

                                             /s/ Richard Pierce
                                             ----------------------
                                             Richard Pierce
                                             Chief Executive Officer

Date:  August 22, 2000

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


                                  EXHIBIT INDEX


Exhibit No.                                   Description
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    2.1                                       Acquisition Agreement